In response to Item C.3.b., Wedbush ReturnOnLeadership U.S. Large-Cap ETF, Dan Ives Wedbush AI Revolution ETF and Dan Ives Wedbush AI Power & Infrastructure ETF (the “Funds”) have not operated for a full year as of the end of the Reporting Period. Therefore, the Registrant has provided tracking difference and tracking error metrics for the Funds over the period since the inception of the fund to the end of the Reporting Period in lieu of annualized metrics.